TRADEMARK SECURITY AGREEMENT


         THIS TRADEMARK SECURITY AGREEMENT ("Security Agreement"), dated as of November 17, 1997, is executed by and between 3-D GEOPHYSICAL, INC., a Delaware corporation ("Grantor"), and Sanwa Business Credit Corporation, a Delaware corporation ("Lender").

                                    RECITALS

         A. Grantor has executed in favor of Lender a guaranty and certain related documents dated as of November 17, 1997 (collectively, the "Guaranty") in connection with loans made by Lender to Northern Geophysical of America, Inc.

         B. To secure Grantor's obligations under the Guaranty, Grantor has agreed to deliver this duly executed Security Agreement to Lender.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Lender as follows:

         1.  Definitions  and   Interpretation.   When  used  in  this  Security
Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" shall mean any person or entity controlling, controlled by or under common control with another person or entity.

                  "Collateral" shall have the meaning given to that term in Paragraph 2 hereof.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Grantor to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Guaranty, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to and payable by Grantor hereunder and thereunder.

                  "Patent and Trademark Office" shall mean the United States Patent and Trademark Office or any successor office or agency thereto.

                  "Trademarks" shall have the meaning given to that term in

         Attachment I hereto.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

                  Unless otherwise defined herein, all other capitalized terms used herein and defined in the Guaranty shall have the respective meanings given to those terms in the Guaranty, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

                  2. Grant of Security Interest. As security for the Obligations, Grantor hereby pledges, mortgages and grants to Lender a security interest in the property described in Attachment I annexed hereto (collectively and severally, the "Collateral"), which Attachment I is incorporated herein by this reference.

                  3. Representations and Warranties. Grantor represents and warrants to Lender that:

                  (a) Grantor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral;

                  (b) Lender has (or in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral;

                  (c) Grantor has full corporate power and authority to grant the security interest herein granted, and the execution and delivery of this Security Agreement by Grantor and the performance of its obligations hereunder, have been duly authorized by all necessary corporate action on the part of Grantor;

                  (d) Grantor does not own any Trademarks registered in, or the subject of pending applications in, the Patent and Trademark Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described in Schedule A or Schedule B to Attachment I hereto;

                  (e) Grantor has the sole and full right, title and interest in and to each of the Trademarks shown on Schedule A to Attachment I hereto for the goods and services covered by the registrations thereof, unencumbered except as set forth in Schedule C to Attachment I hereto, and such registrations are valid and enforceable and in full force and effect;

                  (f) There is no claim by any third party that any Trademarks are invalid or unenforceable or do or may violate the rights of any Person;

                  (g) All licenses of Trademarks which Grantor has granted to any Person are set forth in Schedule C to Attachment I hereto; and

                  (h) All licenses of Trademarks which any Person has granted to Grantor are set forth in Schedule D to Attachment I hereto.

         4. Covenants of Grantor. Grantor hereby agrees:

                  (a) Grantor shall perform all acts and execute all documents, including, without limitation, Grants of Security Interest substantially in the form of Attachment II annexed hereto, that may be necessary or desirable to record, maintain, preserve, protect and perfect Lender's interest in the Collateral, the Lien granted to Lender in the Collateral and the first priority of such Lien;

                  (b) Except to the extent that Lender shall give its prior written consent,

                           (i) Grantor shall  continue to use the  Trademarks in
                  connection with each and every trademarked class of goods or services applicable to its current line as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain the Trademarks in full force and effect free from any claim of abandonment for nonuse, and Grantor shall not (and will not permit any licensee thereof to) do any act or omit to do any act whereby any Trademark may become invalidated and shall notify Lender immediately if Grantor knows of any reason or has reason to know that any application or registration may become invalidated; and

                           (ii) Grantor shall not assign, sell, mortgage, lease,
                  transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Security Agreement shall be deemed a consent by Lender to any such action except as expressly permitted herein;

                  (c) Grantor  shall  promptly  pay Lender for any and all sums, costs, and expenses which Lender may pay or incur pursuant to the provisions of this Security Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, without limitation, all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees and expenses, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand;

                  (d) Grantor shall promptly notify Lender upon the filing with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, either by Grantor or by any agent, employee, licensee or designee of Grantor, of (i) an application for the registration of any Trademark with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or (ii) any assignment of any Trademark which Grantor may acquire from a third party. Upon the request of Lender, Grantor shall execute and deliver any and all documents, instruments, and agreements as Lender may request to evidence Lender's security interest in such Trademark (and the goodwill and general intangibles of Grantor relating thereto or represented thereby), and Grantor authorizes Lender to amend an original counterpart of the applicable Grant of Security Interest executed pursuant to Subparagraph 4(a) of this Security Agreement without first obtaining Grantor's approval of or signature to such amendment, and to record such security interest with the Patent and Trademark Office;

                  (e) Grantor shall keep the Collateral free of all Liens, except in favor of Lender;

                  (f) Grantor shall take all necessary  steps in any  proceeding before the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of the Trademarks;

                  (g) So long as any of the Obligations are outstanding, Grantor shall make application to the Patent and Trademark Office (and assign any such application to Lender as security) to register any registerable but unregistered material Trademarks used by Grantor in connection with its products or services, unless Grantor, in the exercise of its prudent business judgment, deems any such Trademark not to have any significant commercial value or determines that its rights thereunder are better preserved as a trade secret;

                  (h) Grantor shall (i) use proper statutory notice in connection with any use of the Trademarks, and (ii) maintain consistent standards of quality in its manufacture of products sold under the Trademarks or provision of services in connection with the Trademarks;

                  (i) Grantor agrees that if it or any Affiliate learns of any use by any Person of any term or design likely to cause confusion with any Trademark, Grantor shall promptly notify Lender of such use and of all steps taken and to be taken to remedy any infringement of any Trademark; and

                  (j) Grantor shall at all times keep at least one complete set of its records concerning the Collateral at its chief executive office and shall make such records available for inspection by Lender at such times as Lender may reasonably request.

         5. Authorized Action by Lender.

                  (a) Lender may, in its sole discretion, pay any amount or do any act required of Grantor hereunder or requested by Lender to preserve, defend, protect, maintain, record or enforce Grantor's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Lender by this Security Agreement, and which Grantor fails to do or pay, and any such payment shall be deemed an advance by Lender to Grantor and shall be payable on demand together with interest at the highest rate then payable on the Obligations.

                  (b) Grantor agrees to execute and deliver to Lender three originals of a Special Power of Attorney in substantially the form of Attachment III to this Agreement for the implementation of the recording, giving of notice, preservation, assignment, sale or other disposal of the Collateral pursuant to Paragraph 2 and Subparagraphs 5(a) and 7(a).

                  (c) Grantor hereby grants to Lender and its employees and agents the right to visit Grantor's business facilities at which Grantor manufactures products or provides services, which products or services are sold under or provided in connection with any of the Trademarks, and to inspect such products and the quality control records relating thereto or observe the provision of such services.

         6. Litigation and Other Proceedings.

                  (a) Unless Grantor determines in the exercise of its reasonable business judgment that (i) the Trademark at issue is of immaterial value and (ii) loss of the exclusive use of such Trademark would not have a material adverse effect on Grantor's condition (financial or otherwise) or on the collateral, Grantor shall have the obligation to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any of the Trademarks. No such suit, proceeding or other actions shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of or liability for infringement, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                  (b) Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right but not the obligation to bring suit or institute proceedings in the name of Grantor or Lender to enforce any rights in the Collateral, including any license thereunder, in which event Grantor shall at the request of Lender do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. If Lender elects not to bring suit to enforce any right under the Collateral, including any license thereunder, Grantor agrees to use all reasonable measures, whether by suit, proceeding or other action, to prevent the infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

         7. Default and Remedies.

                  (a) Grantor shall be deemed in default under this Security Agreement upon the occurrence of an Event of Default. Upon the occurrence and during the continuation of any such Event of Default, Lender may, at its option, and (except if otherwise specified below) without notice to or demand on Grantor, and in addition to all rights and remedies available to Lender under the Guaranty or the other loan documents, do any one or more of the following:

                           (i) upon ten (10)  days'  prior  notice  to  Grantor,
                  direct Grantor not to make any further use of the Trademarks (or any mark similar thereto) for any purpose;

                           (ii) at any time and from time to time, upon ten (10)
                  days'  prior  notice to  Grantor,  license,  whether  general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

                           (iii) at any time and from time to time, enforce (and
                  upon notice to Grantor have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof;

                           (iv) at any time and from time to time, upon ten (10)
                  days' prior
                  notice to Grantor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which Lender shall, in its sole discretion, deem appropriate or proper; and

                           (v) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to clause (a)(iv) hereof, Lender may, at any time, pursuant to the authority granted in the Power of Attorney executed pursuant to Subparagraph 5(b) hereof, execute  and  deliver  on  behalf  of  Grantor,  one  or  more instruments of assignment of the Trademarks (or any application for registration thereof), in form suitable for filing, recording or registration in any country.

                  (b) Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the Trademarks, including, without limitation, any taxes, fees and reasonable attorneys' fees and expenses, and all such costs shall be added to the Obligations. Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Lender, and then to the Obligations, in such order as to principal or interest as Lender may desire; and Grantor shall remain liable and will pay Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Lender to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing the Trademarks or in connection with which the Trademarks are used, and its consumer or customer lists and other records relating to the Trademarks and to the distribution of products or the provisions of services, to Lender or its designee.

                  (c) In furtherance of Lender's rights hereunder, Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without royalty or other payment by Lender) to use, license or sublicense any Trademark in which Grantor now or hereafter has any right, title or interest together with the right of access to all media in which any Trademark may be recorded or stored. Such license shall be exercisable only upon the occurrence and during the continuation of an Event of Default (after any applicable cure periods have expired).

         8. Reassignment. Upon the payment in full of the Obligations and the termination of the Guaranty and Lender's obligation to provide advances thereunder, Lender shall execute and deliver to Grantor (at no expense to Lender) all assignments and other instruments as may be necessary to vest in Grantor full right, title and interest in and to the Collateral, subject to any disposition thereof which may have been made by Lender pursuant to the provisions of this Security Agreement.

         9. Indemnification and Release.

                  (a) Grantor assumes all responsibility and liability arising from the use of the Trademarks, and Grantor shall indemnify and hold Lender and its directors, officers, employees, agents and any of their respective Affiliates ("Indemnitees") harmless from and against any claim, suit, loss, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with any alleged infringement of any trademark or alleged defect in any product manufactured, promoted or sold by Grantor (or any Affiliate of Grantor) in connection with any Trademark, or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by Grantor (or any Affiliate of Grantor). Grantor agrees that Lender does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Grantor, and Grantor hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

                  (b) Grantor agrees to indemnify and hold each Indemnitee harmless from and against any claim, suit, loss, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with any action taken or omitted to be taken by Lender pursuant to clause 7(a)(iii) hereof with respect to any license agreement of Grantor.

                  (c) Grantor agrees to indemnify and hold each Indemnitee harmless from and against any claim, suit, loss, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or in connection with (i) any claim, suit or proceeding instituted by Grantor or (ii) any action taken or omitted to be taken by Lender pursuant to Subparagraph 6(b).

                  (d) Grantor hereby releases the Indemnitees from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Indemnitees under the powers of attorney granted under the Special Power of Attorney executed pursuant to Subparagraph 5(b) herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees.

                  (e) Grantor agrees to cause Lender to be named as an additional insured with respect to any policy of insurance held by Grantor from time to time covering product liability or intellectual property infringement risk.

         10. Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands or other communications to or upon Lender or Grantor hereunder shall be addressed to Lender or Grantor at the respective addresses indicated below or at such other address as Lender or Grantor may designate by written notice to the other party, and shall be deemed to have been given (i) in the case of notice by letter, three (3) days after deposited in the mails registered and return receipt requested, or (ii) in the case of notice given by telecommunication, when sent with appropriate confirmation received:

                      Lender: Sanwa Business Credit Corporation 550 N. Brand Boulevard
                                      Suite 950
                                      Glendale, California 91203
                                      Attention:  Regional Manager
                                      Telephone:  (818) 545-0090
                                      Telecopy:   (818) 545-0095

                      Grantor:         3-D Geophysical, Inc.
                                       8226 Park Meadows Drive
                                       Littleton, Colorado  80124
                                       Attention:  Ronald L. Koons
                                       Telephone:
                                       Telecopy:


                      with a copy to:  Rothgerber, Appel, Powers & Johnson, LLP
                                       Norwest Bank Tower
                                       90 S. Cascade Ave., Suite 1100
                                       Colorado Springs, CO  80903
                                       Attention:   Bruce Warren, Esq.
                                       Telephone:
                                       Telecopy:

                  (b) Nonwaiver. No failure or delay on Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                  (c) Amendments and Waivers. Except with respect to action by Lender pursuant to Subparagraph 4(d), this Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Grantor and Lender as required by the Guaranty. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given.

                  (d) Assignments. This Security Agreement shall be binding upon and inure to the benefit of Lender and Grantor and their respective successors and assigns; provided, however, that Grantor and Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Guaranty.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any governmental authority, the Guaranty or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder. Grantor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's power.

                  (f) Payments Free of Taxes, Etc. All payments made by Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Grantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Lender, Grantor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  (i) Submission to Jurisdiction. Grantor hereby irrevocably and unconditionally:

                           (i) Submits for itself and its  property in any legal
                  action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts located in Los Angeles, and consents and agrees to suit being brought in such courts as Lender may elect;

                           (ii) Waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (iii) Agrees as an alternate means of service of process in any such legal action or proceeding to service by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by telecopy, to the then active agent or to Grantor at its address set forth in Subparagraph 10(a) hereof or at such other address of which Lender shall have been notified pursuant thereto, and agrees that failure to receive such copy or notice shall not affect or impair the validity of such service or of any judgment rendered in any action or proceeding based thereon; and

                           (iv) Agrees that nothing herein shall affect Lender's
                  right to effect service of process in any other manner permitted by law, and that Lender shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against Guarantor in such courts or in any other court or jurisdiction in accordance with applicable law.

                  (j) Jury Trial. EACH OF GRANTOR AND LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         IN WITNESS WHEREOF, Grantor and Lender have caused this Security Agreement to be executed as of the day and year first above written.

                             "GRANTOR"

                             3-D GEOPHYSICAL, INC.,
                             a Delaware corporation,



                             By: /s/ Ronald L. Koons
                                -------------------------------------
                                Name:  Ronald L. Koons
                                Title: Vice President



                             "LENDER"

                             SANWA BUSINESS CREDIT CORPORATION,
                             a Delaware corporation



                             By:     /s/ Timothy K. Turner
                                -------------------------------------
                                Name:    Timothy K. Turner
                                Title:   First Vice President

                                  ATTACHMENT I
                         TO TRADEMARK SECURITY AGREEMENT


         (a) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including without limitation, (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including, but not limited to, those described in Schedules A and B to this Attachment I, which Schedules A and B are incorporated herein by this reference, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the "Trademarks");

         (b) All goodwill of Grantor's business symbolized by the Trademarks and all customer lists and other records of Grantor relating to the distribution of products or provision of services bearing or covered by the Trademarks;

         (c) All claims by Grantor against any Person for past, present or future infringement of the Trademarks, including, without limitation, the right to take any action to enforce such claims;

         (d) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).


                                 I-A

                                            SCHEDULE A TO ATTACHMENT I
                                          TO TRADEMARK SECURITY AGREEMENT

                                                    TRADEMARKS


   Trademark         Jurisdiction         Reg. Date             Reg. No.
   ---------         ------------         ---------             --------

None.

                           SCHEDULE B TO ATTACHMENT I
                         TO TRADEMARK SECURITY AGREEMENT

                           APPLICATIONS FOR TRADEMARKS

       Trademark         Jurisdiction        Date Filed           Serial No.
       ---------         ------------        ----------           ----------
    3-D Geophysical          U.S.              10/8/96            75-179,174

                           SCHEDULE C TO ATTACHMENT I
                         TO TRADEMARK SECURITY AGREEMENT

                  LICENSES GRANTED BY GRANTOR TO THIRD PARTIES

None

                           SCHEDULE D TO ATTACHMENT I
                         TO TRADEMARK SECURITY AGREEMENT

                  LICENSES GRANTED BY THIRD PARTIES TO GRANTOR

None

                  ATTACHMENT II TO TRADEMARK SECURITY AGREEMENT


                           GRANT OF SECURITY INTEREST

                                   TRADEMARKS

                  THIS GRANT OF SECURITY INTEREST, dated as of November 17, 1997, is executed by 3-D Geophysical, Inc., a Delaware corporation ("Grantor"), in favor of Sanwa Business Credit Corporation, a Delaware corporation ("Lender").

                  A. Grantor has executed in favor of Lender a guaranty and certain related documents dated as of November 17, 1997 (collectively, the "Guaranty") in connection with loans made by Lender to Northern Geophysical of America, Inc.;

                  B. Grantor has adopted, used and is using certain trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks");

                  C. Grantor has entered into a Trademark Security Agreement dated the date hereof (the "Security Agreement") in favor of Lender; and

                  D. Pursuant to the Security Agreement, Grantor has granted to Lender a security interest in all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Lender a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Lender's address is:    Sanwa Business Credit Corporation
                        550 N. Brand Boulevard
                        Suite 950
                        Glendale, California  91203
                        Attention:  Regional Manager
                        Telephone:  (818) 545-0090
                        Telecopy:    (818) 545-0095

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

                             "GRANTOR"

                             3-D GEOPHYSICAL, INC.,
                             a Delaware corporation,



                             By: /s/ Ronald L. Koons
                                ----------------------
                                Name:  Ronald L. Koons
                                Title: Vice President

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
-------------------------------------------------------------------------------

STATE OF CALIFORNIA                 )
         )  ss.
         )

On                     , before me,                                           ,
                                            (Name And Title Of Officer)
personally appeared
                                                                              ,


                  personally known to me
                  -OR-
                  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                             WITNESS my hand and official seal.



                                             Signature Of Notary

-------------------------------------------------------------------------------
OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.


CAPACITY CLAIMED BY SIGNER                 DESCRIPTION OF ATTACHED DOCUMENT
     Individual
     Corporate Officer


                      Title(s)                  Title Or Type Of Document
     Partner(s)                  Limited
                                 General
     Attorney-In-Fact
     Trustee(s)
     Guardian/Conservator                            Number Of Pages
     Other:


Signer is representing:
Name Of Person(s) Or Entity(ies)                    Date Of Document




                                            Signer(s) Other Than Named Above

-------------------------------------------------------------------------------

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   TRADEMARKS


    Mark               Registration Date                       Registration No.
    ----               -----------------                       ----------------

None.

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                             TRADEMARK APPLICATIONS


          Mark                 Application Date             Application No.
          ----                 ----------------             ---------------
    3-D Geophysical                10/8/96                     75-179,174

                 ATTACHMENT III TO TRADEMARK SECURITY AGREEMENT


                            SPECIAL POWER OF ATTORNEY

STATE OF CALIFORNIA         )
                            )  ss.:
COUNTY OF LOS ANGELES       )


                  KNOW ALL PERSONS BY THESE PRESENTS, THAT 3-D Geophysical, Inc., a Delaware corporation ("Grantor"), pursuant to a Trademark Security Agreement, dated as of November 17, 1997 (the "Security Agreement"), by and between Grantor and Sanwa Business Credit Corporation, a Delaware corporation ("Lender"), hereby appoints and constitutes Lender its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Grantor:

                  1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

                  2. For the purpose of evidencing and perfecting Lender's interest in any trademark not previously assigned to Lender as security, or in any trademark which Grantor may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

                  3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Lender may in its sole discretion determine.

                  This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes of Paragraph 2 and Subparagraphs 5(a) and 7(a) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in the Security Agreement.

Dated:  November 17, 1997

                             "GRANTOR"


                             3-D GEOPHYSICAL, INC.,
                             a Delaware corporation,



                              By:  /s/ Ronald L. Koons
                                 ----------------------
                                 Name:  Ronald L. Koons
                                 Title: Vice President


                                      III-2

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
-------------------------------------------------------------------------------

STATE OF CALIFORNIA      )
         )  ss.
         )

On                           , before me,                                     ,
                                             (Name And Title Of Officer)
personally appeared
                                                                              ,


                  personally known to me
                  -OR-
                  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                             WITNESS my hand and official seal.



                                             Signature Of Notary

-------------------------------------------------------------------------------
OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.


CAPACITY CLAIMED BY SIGNER                DESCRIPTION OF ATTACHED DOCUMENT
     Individual
     Corporate Officer


                      Title(s)              Title Or Type Of Document
     Partner(s)                Limited
                               General
     Attorney-In-Fact
     Trustee(s)
     Guardian/Conservator                        Number Of Pages
     Other:


Signer is representing:
Name Of Person(s) Or Entity(ies)                Date Of Document




                                            Signer(s) Other Than Named Above

-------------------------------------------------------------------------------